SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2015
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics	1

Item 7.01	Regulation FD Disclosure	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 3.3	Code of Ethics dated February 10, 2015

Exhibit 99.1	General Finance Corporation Investor Presentation Through the Quarter Ended December 31, 2014

i

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 10, 2015, the GFN Board of Directors, upon recommendation from the Nominating and Governance Committee, approved an amended and restated Code of Ethics.  The amendments were adopted to enhance the provisions of the Code of Ethics and include technical, administrative and other non-substantive changes in the Code of Ethics.  The amendments did not relate to or result in any waiver, explicit or implicit, of any provision of the Code of Ethics.

The foregoing summary of the amended and restated Code of Ethics is subject to and qualified in its entirety by reference to the full text of the Code of Ethics as so amended, a copy of which is attached hereto as Exhibit 3.3 and incorporated herein by reference. The amended and restated Code of Ethics is also posted on GFN's website at www.generalfinance.com under the "Corporate Governance" subsection of the “Investor Relations” found under the "About Us" tab. The information contained on or accessible through GFN's website shall not be deemed to be a part of this Current Report on Form 8-K.

Item 7.01   Regulation FD Disclosure

GFN is furnishing the investor presentation attached as Exhibit 99.1 to this Current Report, which it may use from time to time in presentations to investors and other interested parties.  The presentation will also be posted on the Company’s website.

In accordance with general instruction B.2 to Form 8-K, information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

3.3	Code of Ethics dated February 10, 2015

99.1	General Finance Corporation Investor Presentation Through the Quarter Ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: February 12, 2015	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

3.3	Code of Ethics dated February 10, 2015

99.1	General Finance Corporation Investor Presentation Through the Quarter Ended December 31, 2014

3